Exhibit 99.15(a)


                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of March 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia," or the "Seller"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-5AR (the "Trust").

                                   RECITALS

      WHEREAS MSMCI and the Seller have entered into a certain Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (as amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1. Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                  MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective


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ownership interests of the Depositor and the Trustee in the Specified Mortgage
Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and as master servicer (the "Master Servicer"), and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3. Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, MSMCI, and Seller hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited

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by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date. The Seller hereby restates as of the closing date (as defined in the Agreement) the representations and warranties set forth in Section 3.02 of the Agreement to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties of such date.

      4. Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      5. Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      6. Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

      In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-5AR


          With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

      In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-5AR

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      In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-5AR

      In the case of Wachovia:

                  Wachovia Mortgage Corporation
                  901 South Tryon Street
                  Charlotte, North Carolina  28202
                  Attention:  Kendal Leeson

          With a copy to:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina  27607
                  Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      7. Ratification

      Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      8. Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      9. Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                      MORGAN STANLEY MORTGAGE CAPITAL INC.


                                      By:  /s/  Steven Shapiro
                                         --------------------------------
                                         Name:  Steven Shapiro
                                         Title: ED


                                      MORGAN STANLEY CAPITAL I INC.


                                      By:  /s/  Steven Shapiro
                                         --------------------------------
                                         Name:  Steven Shapiro
                                         Title: VP


                                      WACHOVIA  MORTGAGE CORPORATION


                                      By:  /s/  Kendall Leeson
                                         --------------------------------
                                         Name:  Kendall Leeson
                                         Title: VP


LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-5AR


By:  /s/  Susan L. Feld
   ------------------------------
   Name:  Susan L. Feld
   Title: Assistant VP





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                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]